                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                       MICHIGAN COMMUNITY BANCORP LIMITED
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                       MICHIGAN COMMUNITY BANCORP LIMITED


                                 April 30, 2002




DEAR MICHIGAN COMMUNITY BANCORP SHAREHOLDER:


    You are cordially invited to attend our annual meeting of Shareholders. The date of our annual meeting this year is June 10, 2002. It will be held at our corporate office, which is located at 43850 Schoenherr Road, Sterling Heights, Michigan. The meeting will start at 9:30 a.m.

    The formal notice of the meeting follows on the next page. In addition to the items of business, we will also discuss the events of 2001 and answer any questions you may have about our corporation. Enclosed with this proxy statement is your voting card, a postage-paid envelope to return your voting card and our 2001 Annual Report.

    Your vote is important. Whether you are able to attend the meeting or not, please sign, date and return the enclosed voting card in the envelope provided. If you decide to attend the meeting and would like to vote in person, you may do so.

    I look forward to seeing you at the meeting.

                                      Sincerely,

                                      /s/ FRANK BLOWERS

                                      Frank Blowers
                                      President and Chief Operations
                                      Officer

                       MICHIGAN COMMUNITY BANCORP LIMITED
                              43850 SCHOENHERR ROAD
                        STERLING HEIGHTS, MICHIGAN 48313
                                 (586) 532-8000




                NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS





    The Annual Meeting of Shareholders of Michigan Community Bancorp Limited ("MCB"or the "Corporation") will be held on Monday, June 10, 2002 at 9:30 a.m., at the corporate office of MCB which is located at 43850 Schoenherr Road, Sterling Heights, Michigan for the following purposes:

    1. To elect four directors to serve until the 2005 Annual Meeting of Shareholders.

    2. To transact such business as may properly come before the meeting or any adjournment(s) thereof.

    Only common shareholders of record at the close of business on April 24, 2001 are entitled to notice of, and to vote at, the meeting, or any adjournment(s) thereof.



                                  By Order of the Board of Directors


                                  /s/ JANET C. SMITH

                                  Janet C. Smith
                                  Treasurer and Corporate Secretary



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE ELECTION OF THE FOUR DIRECTORS AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. PLEASE VOTE BY EXECUTING AND RETURNING PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR STOCK WILL BE VOTED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND HELP TO AVIOD ADDITIONAL SOLICITATION COSTS. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED FROM WITHIN THE UNITED STATES.


STERLING HEIGHTS, MICHIGAN
APRIL 30, 2002

                                TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                      ----


         Information About Michigan Community Bancorp Limited ("MCB") ............................................      3
         Information About the Annual Meeting.....................................................................      3
           Information About Attending the Annual Meeting.........................................................      3
           Information About the Proxy Statement..................................................................      3
           Information About Voting...............................................................................      3
           Quorum Requirement.....................................................................................      3
           Information About Votes Necessary for Action to be
              Taken...............................................................................................      4
           Other Matters..........................................................................................      4
         Election of Directors....................................................................................      4
         Appointment of Independent Public Accountants............................................................      5
         Meetings and Committees of the Board
           Audit Committee........................................................................................      5
           Compensation Committee.................................................................................      5
         Director Compensation....................................................................................      6
         Director and Executive Officer Owner\ship of MCB Common
           Stock..................................................................................................      7
         Persons Owning More than Five Percent of Outstanding MCB
           Common Stock...........................................................................................      8
         Executive Compensation
           Report of Compensation Committee.......................................................................      8
           Executive Compensation Table...........................................................................      9
           Options Granted During 2001............................................................................     10
         Transactions with Management.............................................................................     10
         Other Information
           Shareholder Proposals..................................................................................     11
           Compliance with Section 16(a) of the Securities Exchange
              Act of 1934.........................................................................................     11
           Performance Graph......................................................................................     11


                                INFORMATION ABOUT
                       MICHIGAN COMMUNITY BANCORP LIMITED

    Michigan Community Bancorp Limited ("MCB") is a bank holding company, which owns and operates Lakeside Community Bank ("Lakeside") and North Oakland Community Bank ("North Oakland"). Lakeside Community Bank is a federally insured commercial bank, which provides banking services in Macomb County, Michigan. North Oakland Community Bank is a federally insured commercial bank, which provides banking services in Oakland County, Michigan. Combined, MCB, Lakeside and North Oakland currently employ 30 people. Our headquarters is located at 43850 Schoenherr Road, Sterling Heights, Michigan 48313. Our telephone number is
(586) 532-8000.


                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

    Our Annual Meeting will be held Monday, June 10, 2002 at 9:30 a.m. at our corporate headquarters, which is located at 43850 Schoenherr Road, Sterling Heights, Michigan 48313. If you would like to attend the Annual Meeting please bring your admission ticket with you. Your admission ticket is included with this proxy statement and is attached to the proxy card. Simply detach the proxy card from your ticket, mark, sign, date and mail your proxy card in the enclosed envelope and bring your admission ticket to the meeting. If you want to attend the meeting, but your shares are held in the name of a broker or other nominee, please send a written request for an admission ticket to the attention of our Treasurer and Corporate Secretary, Janet C. Smith, and include in your request an account statement or letter from the nominee indicating that you were the beneficial owner of the shares at the close of business on April 24, 2002.

INFORMATION ABOUT THIS PROXY STATEMENT

    You are receiving this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement contains the information we are required to provide to you under the rules of the Securities and Exchange Commission. It is designed to assist you in voting your shares. During the week beginning May 6, 2002, we began mailing these proxy materials to all shareholders of record as of the close of business on April 24, 2002.

INFORMATION ABOUT VOTING

    You can vote on the matters to be presented at the Annual Meeting in two ways:

    - By Proxy -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the nominees for director. If you do not indicate instructions on the proxy card, your shares will be voted for the election of all the nominees for director.

    - In Person -- You may cast your vote in person when you attend the Annual Meeting.

    You may revoke your proxy at any time before it is exercised at the Annual Meeting by sending a written notice of revocation to our Treasurer and Corporate Secretary, Janet C. Smith, by providing a later dated proxy, or by voting in person at the meeting.

    Each share of Michigan Community Bank Limited common stock is entitled to one vote. As of April 24, 2002, there were 1,159,389 shares of common stock outstanding.

QUORUM REQUIREMENT

    To hold a valid meeting, a quorum of shareholders is necessary. If shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matter on the proxy card but not on others because the broker does not have the authority to vote on the other matter.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

    Four directors will be elected at the meeting. In the event a quorum exists, each director must receive a plurality of the votes cast at the meeting. Other action requires an affirmative vote of the majority of the votes cast on the matter. Abstentions and non-votes will have no effect on the result of the vote on the item to be presented at the meeting.


OTHER MATTERS

    The Board of Directors does not know of any other matter to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. Generally, under MCB's bylaws, no business other than the items discussed in this proxy statement may be transacted at the meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such a matter in their discretion.


                              ELECTION OF DIRECTORS

    Our Board of Directors is divided into classes and as a result, the terms of the directors are staggered. Each class of directors serves a three-year term. This year the terms of our Class II directors end. Each of the Class II directors have been nominated to be elected to a new three year term that would expire in 2005. Each elected director will serve until the end of their term and the election of a qualified successor. Messrs. Baltzer, Blowers, Peleman and Shelton are Class II directors and if elected will serve a new three-year term. Earlier in 2001, the Board accepted the resignation of Anthony J. Ferlito from the Board. In February of this year the Board accepted the resignation of David
A. McKinnon.

    If any nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

    The following information is furnished with respect to all of our directors. The ages of the directors are as of December 31, 2001. Each has been a director since the formation of Michigan Community Bancorp Limited.


    Paul "Bud" E. Baltzer, 53, Since June, 1973, Mr. Baltzer has been President of Pebco Sales, Inc., Clinton Township, Michigan, a sales, design, warehousing and manufacturing company supplying rubber products and flexible components for piping and ducting service primarily to clients in the pollution control and automotive paint finishing business. NOMINEE.

    Frank D. Blowers, 54. Mr. Blowers has been the President and Chief Operations Officer of Michigan Community Bancorp Limited since February 13, 2002. He has also served as the President and Chief Executive Officer of North Oakland Community Band since April 2001. Previously, he was President and Chief Executive Officer of Lakeside Community Bank from its inception until April 2001. Prior to joining Lakeside, Mr. Blowers was a Senior Vice President for First of America Bank, N.A. and was responsible for product sales for a region with branches that held approximately $750 million in assets. Mr. Blowers has over 30 years of banking experience and previously served as Senior Vice President for Security Bank, St. Clair Shores, Michigan. NOMINEE.

    Phillip T. Hernandez, 53. Since 1999 Mr. Hernandez has been a self-employed consultant. From 1991 until 1999 Mr. Hernandez served as President of the Efficient Sanitation Division of Waste Management of Michigan, Inc., Clinton Township, Michigan, an environmental waste service company. Term Expires 2003.

    Joseph S. Lentine, 43. Since 1984, Mr. Lentine has served as Vice President of Marketing and Office Administration for Golden Dental Plans, Inc., Warren, Michigan, a state-licensed dental care delivery system company. In addition, since 1979, Mr. Lentine has served as President of LeCom, Inc., Warren, Michigan, a communications contracting firm. Term Expires 2004.

    John W. Melstrom, 61. Since 1968, Mr. Melstrom has been a partner with the certified public accounting firm of Fenner, Melstrom, Dooling LLP, Auburn Hills, Michigan. Term Expires 2003.

    Robert R. Peleman, 44. Since 1987, Mr. Peleman has been employed as an anesthesiologist with Macomb Anesthesia P.C., Mt. Clemens, Michigan, and as head of the anesthesiology department at St. Joseph's Hospital in Mt. Clemens, Michigan. NOMINEE.

    Russell M. Shelton, 53. Since 1967, Mr. Shelton has been Chief Executive Officer and President of Shelton Pontiac-Buick, Inc., an automobile dealership located in Rochester Hills, Michigan. NOMINEE.

    David F. Shellenbarger, 55. Since 1999, Mr. Shellenbarger has served as Chairman of Macro Computer Products, Inc. a computer products company located in Rochester Hills, Michigan, providing imaging services to financial institutions. In addition, since 1999, Mr. Shellenbarger has been President of Benchmark Investments, L.L.C. a real estate investment company. Term Expires 2004

    J. William Sumner, 58. (Chairman of the Board of Directors of MCB) Since 1989, Mr. Sumner has been President of Health Management Systems located in Eastpointe, Michigan. Health Management Systems provide employee health care administration and behavioral health programs to various businesses nationwide. Mr. Sumner is also a member of the Employee Assistance Professionals Association and the St. John Hospital Men's Guild. Term Expires 2003.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.


                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As of the date of these proxy materials, the Audit Committee of the Board of Directors has not recommended the appointment of an independent public accountant. The Audit Committee and the Board of Directors has determined that it would be in the Corporation's best interest to take this opportunity to evaluate other independent public accounting firms and to ask bids for the fiscal year ending December 31, 2002. The Board of Directors will appoint independent public accountants based upon the recommendation of the Audit Committee and the completion of the bid process. There has been no disagreements with Plante & Moran, LLP on any material accounting issues.

Plante & Moran, LLP has served as the independent public accountants of Michigan Community Bancorp Limited since its inception in January 1998. During 2001, MCB paid Plante & Moran approximately $162,000 for audit and audit related fees, and approximately $125,000 for other services including fees for tax consulting, tax return preparation, rights offering and other non-audit related services. Representatives of Plante & Moran will be present at the Annual Meeting to respond to questions and to make a statement if they desire to do so.


                      MEETINGS AND COMMITTEES OF THE BOARD

    The Board of Directors met 3 times during 2001. The Board of Directors has also established audit and compensation committees. In addition to the meetings of the full Board, directors also attended meetings of Board Committees during 2001. The Audit Committee met twice during 2001 and the Compensation Committee met once during 2001.

AUDIT COMMITTEE

    The Audit Committee is responsible for reviewing with management the financial controls, accounting, audit and reporting activities. The Audit Committee reviews the qualifications of the independent auditors, makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the scope, fees and results of any audit and reviews non-audit services provided by the independent auditors. The Audit Committee is also responsible for reviewing any transactions between Michigan Community Bancorp and its directors, officers, or significant shareholders. The members of the Audit Committee are Messrs. Melstrom, Shellenbarger, and Lentine.

COMPENSATION COMMITTEE

    The Compensation Committee is responsible for the administration of all salary and incentive compensation plans for the officers and key employees of the Corporation, including bonuses. The Compensation Committee also administers the Corporation's 1998 Employee Stock Option Plan and the 1998 Non-Employee Director Stock Option Plan. The members of the Compensation Committee are Messrs. Baltzer, Peleman, Shelton and Sumner.

                              DIRECTOR COMPENSATION

    Directors who are not employees or consultants of Michigan Community Bancorp are not currently paid for serving on the Board of Directors.

    Directors are eligible to participate in the 1998 Non-Employee Stock Option Plan.



                             AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is comprised of three independent directors and operates under a written charter adopted by the Board and attached hereto as Appendix A The Committee is appointed by the Board to assist the Board in its oversight function of monitoring, among other things, the Corporation's financial reporting process and the independence and performance of the Corporation's independent auditors. It is the responsibility of management of the Corporation to prepare financial statements in accordance with generally accepted accounting principles and of the Corporation's independent auditors to audit those financial statements.

    Throughout the year, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

    In addition, the Committee has discussed with the independent auditors, the auditor's independence from the Corporation and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Further, the Committee has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor's independence.

    Further, the Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

    Based on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

    Each member of the Audit Committee is independent as defined under the listing standards of the Nasdaq National Market.

                                                    AUDIT COMMITTEE
                                                    John Melstrom, Chairman
                                                    Joseph Lentine
                                                    David Shellenbarger

                    DIRECTOR AND EXECUTIVE OFFICER OWNERSHIP
                   OF MICHIGAN COMMUNITY BANCORP COMMON STOCK

    This table indicates how much common stock the executive officers and directors beneficially owned as of April 24, 2002. In general, "beneficial ownership" includes those shares a director or executive officer has the power to vote, or the power to transfer, and stock options exercisable currently or become exercisable within 60 days. Except as otherwise noted, the persons named in the table below have sole investment power with respect to all shares shown as beneficially owned by them.



                                                                                        PERCENT OF
                                   SHARES OF COMMON STOCK       OPTIONS EXERCISABLE    OUTSTANDING
NAME                                 BENEFICIALLY OWNED            WITHIN 60 DAYS         SHARES
-----------------------------------------------------------------------------------------------------

Paul E. Baltzer, Jr. (1)                         26,068                   4,372           2.2%
Frank Blowers                                    33,980                   4,000           2.9%
Phillip T. Hernandez (2)                          7,729                   4,372           0.7%
Joseph S. Lentine (2)                            23,325                   4,372           2.0%
John W. Melstrom (2)                              7,879                   4,372           0.7%
Robert P. Peleman (3)                            36,176                   4,372           3.1%
Russell M. Shelton (2)                            8,444                   4,372           0.7%
David F. Shellenbarger (4)                       30,532                   4,372           2.6%
William Sumner (1)                               31,284                   4,372           2.7%
                               ----------------------------------------------------------------
Directors and Executive Officers
     as a group (9 people)                      205,417                  38,976          17.7%
                               ================================================================






(1) Holds 9,091 Warrants to purchase 1.5 shares of Common Stock at $11.00 per share. The Warrants expire October 1, 2002.

(2) Holds 4,546 Warrants to purchase 1.5 shares of Common Stock at $11.00 per share. The Warrants expire October 1, 2002.

(3) Holds 5,000 Warrants to purchase 1.5 shares of Common Stock at $11.00 per share. The Warrants expire October 1, 2002.

(4) Holds 18,182 Warrants to purchase 1.5 shares of Common Stock at $11.00 per share. The Warrants expire October 1, 2002.



                      PERSONS OWNING MORE THAN FIVE PERCENT
                         OF OUTSTANDING MCB COMMON STOCK


    There are no persons known to us as of April 24, 2002 that hold more than five percent of our outstanding Common Stock.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    The MCB compensation committee is comprised of three directors who are not employees of the corporation. The Compensation Committee is responsible for the approval and administration of compensation programs for MCB's executive officers. MCB's compensation policies for executive officers are intended to:

    - provide competitive compensation packages in order to attract and retain superior executive talent;

    - link a significant portion of an executive's overall compensation to financial results as reflected in the value returned to shareholders; and

    - provide long-term equity compensation to align the interests of executive officers with those of shareholders and reward successful performance.

CASH COMPENSATION

    Cash compensation for MCB executive officers is based primarily on an analysis of competitive executive compensation. The Compensation Committee relies upon general business compensation surveys and local market conditions to determine appropriate compensation ranges.

    MCB's policy is to pay its executive officers at the competitive averages for comparable positions. Compensation levels for individual executive officers may be greater or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure and other historical factors.


EQUITY COMPENSATION

    MCB provides equity compensation to its executive officers principally through its 1998 Employee Stock Option Plan. Option awards under the 1998 Employee Stock Option Plan are determined based upon the achievement of various predetermined goals of MCB relating to budgeted financial performance or the achievement of operating targets and goals. Generally, awards under the 1998 Employee Stock Option Plan vest over a three year period to ensure that the decisions of the executive officer are made in consideration of the long-term best interests and continued financial and operational growth and achievement of MCB.


CHIEF EXECUTIVE OFFICER'S COMPENSATION

    Mr. McKinnon's cash compensation for the year ending December 31, 2001 was $245,002. Mr. McKinnon resigned on February 13, 2002.


                                                        COMPENSATION COMMITTEE
                                                        Paul E. Baltzer, Jr.
                                                        Robert P. Peleman
                                                        Russell Shelton
                                                        William Sumner

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During 2001, the Corporation had no compensation committee interlocks.


EXECUTIVE COMPENSATION TABLE

    The table below shows the total compensation paid to David A. McKinnon, Chief Executive Officer and President and the total compensation paid to other executive officers of the Corporation or the Banks that had total compensation in excess of $100,000 during 2001.


                                                                          LONG-TERM
                                                                          COMPENSATION AWARDS
                                     FISCAL                               SECURITIES UNDERLYING            ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR        SALARY        BONUS      OPTIONS (#)                  COMPENSATION (2)
---------------------------------------------------------------------------------------------------------------------------

David A. McKinnon(1)..................    2001      $245,002      $   -             -                 $ 7,500
President, Chief Executive                2000       201,103          -           6,667                 7,500
Officer and Chairman                      1999       176,346          -             -                   7,500

Frank Blowers.........................    2001      $147,078      $   -             -                 $ 6,225
President, North Oakland                  2000       116,774          -           4,000                 6,225
Community Bank                            1999       107,833      $ 1,200           -                   6,225

David Celeskey........................    2001      $102,402      $   -             -                 $ 6,000
Senior Vice President,                    2000        85,998      $10,500           -                   6,000
Commercial Lending                        1999           -            -             -                   6,000




------------------------------

(1)  Mr. McKinnon announced his resignation on February 13, 2002.
(2)  Other compensation is automobile allowance payments during the year
     2001.



OPTIONS GRANTED DURING 2001


         There were no options granted under either the Non Employee or the Employee Stock Option Plans during the year 2001.














OPTION EXERCISES AND 2001 YEAR-END VALUES

         There were no options were exercised by the listed Executive Officers during the year 2001.



                                                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                        OPTIONS/SAR'S AT                OPTIONS/SAR'S AT
                        SHARES                            FY - END (#)                  FY - END (#) (1)
                       ACQUIRED       VALUE     -----------------------------------------------------------------
       NAME          ON EXERCISE     REALIZED      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------

David McKinnon            0         $ -                   6,000 / 667                        $ 0 / 0

Frank Blowers             0         $ -                   3,600 / 400                        $ 0 / 0



(1) No options are in the money as of the date of these proxy materials.



                          TRANSACTIONS WITH MANAGEMENT

    During 2001, in the regular course of business, Lakeside and North Oakland made various loans to certain members of MCB's Board of Directors. In the opinion of management, such loans were on terms and conditions that were no more favorable than the terms and conditions of loans provided to other customers of Lakeside or North Oakland and did not involve more than the normal risk of collectibility.


                                OTHER INFORMATION


SHAREHOLDER PROPOSALS

    Shareholders of MCB that want to present a proposal to be considered at the 2003 annual meeting should send the proposal to Janet C. Smith, Treasurer and Corporate Secretary of MCB at 43850 Schoenherr Road, Sterling Heights, MI 48313 by registered, certified or express mail. Proposals must be received prior to December 31, 2002.









COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the executive officers, directors and persons who own more than 10% of the Corporation's stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require us to identify anyone who filed a required report late during 2001. Based solely on review of reports furnished to us and written representations that no other reports were required during 2001, all Section 16(a) filing requirements were met.

                                PERFORMANCE GRAPH


                           [PERFORMANCE GRAPH OMITTED]



                                              PERIOD
                                              ENDING
                                                       -------------------------------------------------------------
INDEX                                                      12/04/98    12/31/98    12/31/99    12/31/00    12/31/01
--------------------------------------------------------------------------------------------------------------------

Michigan Community Bancorp Limited                           100.00      100.00       60.34       38.79       26.21
S&P 500                                                      100.00      104.55      126.56      115.03      101.37
SNL <$250M Bank Index                                        100.00       98.84       86.79       85.93      107.14




                                                                      Appendix A

                       MICHIGAN COMMUNITY BANCORP LIMITED
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     Charter

A.  Purpose

    The primary function of the Audit Committee is to aid the Board of Directors in fulfilling it oversight responsibilities by reviewing:

    - the financial reports and other financial information provided by the Corporation to any governmental department or agency or to the public;

    - the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

    - the Corporation's auditing, accounting and financial reporting processes generally.

    The Audit Committee's primary duties and responsibilities are to:

    - serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

    -   review and appraise the audit efforts of the Corporation's accountants;

    - provide a means of communication among the independent accountants, financial and senior management and the Board of Directors.

B.  Composition

    The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board would interfere with the exercise of independent judgment as a member of the Audit Committee. All Audit Committee members shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting or related finance and accounting expertise.

    The members of the Audit Committee shall be elected annually by the Board or until their successors are duly elected and qualified. Members of the Audit Committee shall designate a Chair by majority vote of the full Committee membership.

C.  Meetings

    The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet at least annually with management and the independent accountants in separate sessions to discuss any matters that the Audit Committee or management believes should be discussed privately. In addition, the Audit Committee or at least its chair shall meet with the independent accountants and management quarterly to review the Corporation's financial statements.

D.  Responsibilities and Duties

    To fulfill its responsibilities and duties the Audit Committee shall:

    -   review and update this Charter periodically, at least annually;


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    -   review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants;

    - review with the Corporation's financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings (the Chair of the Audit Committee may represent the entire Committee for purposes of this review);

    - recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence;

    - review the performance of the independent accountants and approve any proposed discharge of the independent accountants when warranted;

    - periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements;

    - review the integrity of the Corporation's internal and external financial reporting processes;

    - consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principals and practices as suggested by the independent accountants, management, or the internal auditing department;

    - establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments;

    - after completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

    - review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

    - review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

















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

                                Admission Ticket

                       Michigan Community Bancorp Limited

                         Annual Meeting of Shareholders

                        Monday, June 10, 2002 at 9:30 AM

                              43850 Schoenherr Road
                           Sterling Heights, MI 48313

         This ticket admits the named Shareholder(s) and one guest. Photocopies will not be accepted. You may be asked for identification at the time of admission.

                       MICHIGAN COMMUNITY BANCORP LIMITED
                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

The undersigned shareholder of Michigan Community Bancorp Limited appoints J. William Sumner or Janet C. Smith, or either of them, proxies for the undersigned, with full power of substitution, to vote the common stock of the Company which the undersigned would be entitled to vote as of the close of business on April 24, 2002 at the Annual Meeting of Stockholders to be held on Monday, June 10, 2002.

[x] Please mark your votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF MANAGEMENT'S FOUR NOMINEES AS DIRECTORS.

1. Election of Directors:

          FOR all nominees     [ ]      WITHHOLD AUTHORITY     [ ]
          (except as noted below)       to vote for all nominees

Nominees:  Paul "Bud" E. Baltzer, Frank D. Blowers, Robert R. Peleman,
           Russell M. Shelton

For, except vote withheld from the following nominee(s): __________________

The Undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

Michigan Community Bancorp Limited
c/o Corporate Trust Services
Mail Drop 10AT66-4129
38 Fountain Square Plaza
Cincinnati, OH 45202




               Name Appears



                              fold and detach here

         PLEASE MARK, FILL IN DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.



               Name Appears            ____________________ Date __________
                                             Signature

                                       ____________________ Date __________
                                             Signature
                                       Note: Please sign name exactly as your
                                       name appears on the Stock Certificate.
                                       When signing as attorney, executor,
                                       administrator, trustee or guardian please give full title. If more than one trustee, all should sign. All joint owners must sign.